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                                                                   EXHIBIT 10.62


                               FIRST AMENDMENT TO
                            ASSET PURCHASE AGREEMENT

         THIS AMENDMENT made and entered into this 30th day of September, 1996, by and between TOTAL COMMUNICATION SERVICES, INC., a corporation organized and existing under the laws of the State of Iowa, ("Seller") and MCLEOD TELEMANAGEMENT, INC., an Iowa corporation with its principal place of business in Cedar Rapids, Iowa ("Buyer"), is the First Amendment to that Asset Purchase Agreement dated September 5, 1996 executed by Seller and Buyer ("Agreement"), and is joined in by the shareholders and management of Seller listed on Exhibit "B" to the Agreement for the limited purpose of agreeing not to compete, all as set forth in the Agreement.

         1. FIRST AMENDMENT. Buyer and Seller agree that the Closing Date provided in Paragraph 5 of the Agreement is hereby extended from no later than September 30, 1996 to no later than October 31, 1996. Buyer and Seller agree to read all other dates or terms contained in the Agreement and its Exhibits A, B, C and D and which affect the Closing Date to be modified to be consistent with a Closing Date not later than October 31, 1996.

         2. RATIFICATION. Except as modified by this First Amendment, the Agreement is hereby ratified and confirmed and shall remain in full force and effect according to the terms of the Agreement.

         3. SIGNATURES. Buyer and Seller agree that the execution of this Amendment may be made by facsimile signatures and facsimile signatures shall be as binding on the respective parties as original signatures.

         IN WITNESS WHEREOF, Buyer and Seller have executed this First Amendment to Agreement effective as of the date first above written.

TOTAL COMMUNICATION SERVICES,                    MCLEOD TELEMANAGEMENT, INC.
INC. ("SELLER")                                  ("BUYER")


By:   /s/ DONALD WHIPPLE                         By:  /s/ CASEY D. MAHON
    -----------------------------                   ---------------------------
Its:  Chairman                                   Its: Senior Vice President
    -----------------------------                    --------------------------
                                                      & General Counsel


THE SHAREHOLDERS AND MANAGEMENT OF SELLER LISTED ON EXHIBIT "B" ATTACHED TO THE AGREEMENT FOR THE LIMITED PURPOSE OF AGREEING TO EXECUTE A NON-COMPETITION AGREEMENT PURSUANT TO THE TERMS OF THE AGREEMENT:



/s/ DONALD WHIPPLE                               /s/ CHARLES ELDRED
---------------------------------                ------------------------------
Donald Whipple                                   Charles Eldred


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                                    /s/ DWAYNE ANDREW
--------------------------------    -------------------------------
John Brady                          Dwayne Andrew


--------------------------------    -------------------------------
Brian Rammelsberg                   Michael Knight


I.S.H., INC.                        PENTON MARKETING GROUP, L.C.


By:                                 By: /s/ DONALD WHIPPLE
   -----------------------------       ----------------------------


Its:                                Its:    Chairman
    ----------------------------        ---------------------------

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--------------------------------    -------------------------------
John Brady                          Dwayne Andrew

/s/ BRIAN RAMMELSBERG
--------------------------------    -------------------------------
Brian Rammelsberg                   Michael Knight


I.S.H., INC.                        PENTON MARKETING GROUP, L.C.


By:                                 By: /s/ DONALD WHIPPLE
   -----------------------------       ----------------------------


Its:                                Its:    Chairman
    ----------------------------        ---------------------------

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--------------------------------    -------------------------------
John Brady                          Dwayne Andrew

                                    /s/ MICHAEL KNIGHT
--------------------------------    -------------------------------
Brian Rammelsberg                   Michael Knight


I.S.H., INC.                        PENTON MARKETING GROUP, L.C.


By:  [SIG]                           By: /s/ DONALD WHIPPLE
   -----------------------------       ----------------------------


Its: President                      Its:    Chairman
    ----------------------------        ---------------------------

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/s/ JOHN BRADY
--------------------------------    -------------------------------
John Brady                          Dwayne Andrew


--------------------------------    -------------------------------
Brian Rammelsberg                   Michael Knight


I.S.H., INC.                        PENTON MARKETING GROUP, L.C.


By:                                 By: /s/ DONALD WHIPPLE
   -----------------------------       ----------------------------


Its:                                Its:    Chairman
    ----------------------------        ---------------------------